STATEMENT OF ADDITIONAL INFORMATION
January 26, 2024

as amended April 1, 2024

ALTERNATIVE CREDIT INCOME FUND
Principal Executive Offices
650 Madison Avenue, 23rd Floor

New York, NY 10022

(212) 891-2880

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectuses of Alternative Credit Income Fund, dated January 26, 2024 (the “Prospectus”), as they may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of Alternative Credit Income Fund (the “Fund”).

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-833-404-4103 or by visiting the Fund’s website at www.altcif.com. Information on the website is not incorporated herein by reference. You may obtain information about the Fund on a website maintained by the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov that contains the Fund’s SAI, material incorporated by reference, and other information regarding the Fund. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 11, 2014. The Fund’s principal office is located at 650 Madison Avenue, 23rd Floor, New York, NY 10022, and its telephone number is 1-833-404-4103. The Fund is a diversified investment company, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer, excluding cash, government securities, and securities of other investment companies. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers five classes of shares: Class A shares; Class C shares; Class W shares; Class I shares; and Class L shares, each of which is sold through a separate prospectus. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads or early withdrawal charges; (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s Board of Trustees (the “Board of Trustees” and each, a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Sierra Crest Investment Management LLC (the “Adviser” or “Sierra Crest”) serves as the Fund’s investment adviser.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objectives are to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (i.e., the Fund’s outstanding shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)	Invest 25% or more of the market value of the Fund’s total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission (“CFTC”), invest in securities or other instruments backed by or linked to commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with the Fund’s investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8)	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below in “Repurchases and Transfers of Shares”), or the next business day if the 14th day is not a business day.

Non-Fundamental Policies. The following are additional investment limitations of the Fund and may be changed by the Board of Trustee without shareholder approval.

80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities, as defined in the Prospectus.

Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

Covered Obligations. Consistent with SEC staff guidance, financial instruments that involve obligations to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, and to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) written options, and (v) securities sold short.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposure relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board of Trustees has approved, govern the types of transactions that can be deemed to be offsetting transactions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third party pricing services, subject to the approval of the Board of Trustees.

Restrictions and Subsequent Investments. If a restriction involving the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Bank Loans and Participations. The Fund’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all of the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating in the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Investment Companies. The Fund may invest in registered investment companies (also referred to as “Underlying Funds”), which consist of open-end funds (mutual funds), closed-end funds, business development companies and exchange traded funds. Section 12(d)(1) of the 1940 Act provides that the Fund may not: (1) purchase more than 3% of a registered investment company’s outstanding shares (the “3% Limit”); (2) invest more than 5% of the Fund’s assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of the Fund’s assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

Statutory Exemption from 5% and 10% Limits. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) do not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to, offer or sell any security issued by the Fund through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% ( “Sales Load Limit”). Section 12(d)(1)(F) also requires that an investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Finally, Section 12(d)(1)(F) requires that the Fund (or the Adviser, acting on behalf of the Fund) comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Regulatory Exemption from Sales Load Limit. Further, the Fund may rely on Rule 12d1-3, which allows the Fund to exceed the Sales Load Limit and still rely on the exemption provided by Section 12(d)(1)(F), provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund (the Fund) and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds-of-funds.

Purchases by “Affiliated Persons” of the Fund. The 3% Limit applies to purchases in aggregate by the Fund and any “affiliated persons” (as defined in the 1940 Act). Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those Underlying Funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities, therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

“Covenant-Lite” Loans. The loan investments that the Fund holds may include “covenant-lite” or “cov-lite” loans. Cov-lite loans have fewer protective covenants than traditional loans have, which means that they are issued with fewer restrictions on the borrower and fewer protections for the lender. For example, cov-lite loans tend to be more flexible with regard to the borrower’s collateral, level of income, and the loan’s payment terms, and they tend to have fewer requirements intended to protect the lender’s safety, like financial maintenance tests that measure the debt-service capabilities of the borrower. Cov-lite loans therefore may carry more risk to the lender (i.e., the Fund as investor) than traditional loans do.

“Unitranche” Loans. Our first lien loans may also include unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last out” tranche.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts and Global Depositary Receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Emerging Market Securities. The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging market securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Securities. The Fund may invest in non-U.S. companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a Private Investment Fund or Public Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Hedge Funds and Private Equity Funds. The Fund may invest in private investment funds commonly known as hedge funds or private equity funds, which (i) based on their investment activities, meet the definition of “investment company” found in Section 3(a) of the 1940 Act; and (ii) do not qualify for any exemption from such definition other than that provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act. These funds are not subject to the requirements and protections of the 1940 Act and carry all of the risks associated with Private Investment Funds, as disclosed in the Prospectus. In addition, investors should be aware that these funds often engage in leverage, short-selling, arbitrage, hedging, derivatives and other speculative investment practices that may significantly increase investment loss. These funds are highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode investment performance. Certain of these funds charge performance fees that may create an incentive for the fund’s manager to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee. Additionally, these funds need not have independent boards of trustees and do not require investor approval of advisory contracts.

Derivatives. The Fund may generally invest in transactions involving options, futures and other derivative financial instruments for speculative purposes or to hedge against risks or other factors and variables that may affect the values of the Fund’s portfolio securities. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out the Fund’s position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call and put options for both hedging and speculative purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

In a covered put option, cash or liquid securities are placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The Fund’s use of derivatives that are subject to regulation by the CFTC could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and is therefore not currently subject to registration or regulation as a pool operator.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market and to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Option Spread Sub-Strategy. Rather than buying single call or put options, the Fund may invest in a combination of long and short positions on an option but with different strike prices when the Adviser believes this strategy offers favorable risk management attributes or greater potential returns. An example of this strategy is commonly referred to as a “debit” spread. A call option debit spread is created by purchasing a call option while simultaneously writing a call option with a higher strike price. A debit put option spread consists of buying put options on an instrument and selling an equal number of put options on the same instrument at a lower exercise price. The Fund may invest in call spreads and put spreads that are “out of the money” (i.e., the exercise price of the call options sold generally will be above the current level of the underlying security when written and the exercise price of put options sold generally will be below the current level of the underlying security when written).

The economics of writing debit call spreads and debit put spreads differs from writing equivalent calls and puts in that (i) the net premiums received are reduced by the premiums paid on the purchased options and (ii) the risk of loss if written options expire in-the-money is reduced because the purchased option will tend to offset any losses associated with the written option. Amounts payable at settlement by a seller of call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will receive settlement proceeds equal to the related option premiums. If written calls or puts expire in-the-money, the Fund will receive net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts. If purchased calls or puts expire in-the-money, the net amount payable by the Fund will be capped at an amount defined by the difference in exercise price of the written and purchased options positions. The purchased put or call option in a spread strategy may expire worthless resulting in a total loss of the net amount invested.

Generally, on behalf of the Fund, the Adviser buys options that it believes will generate positive capital appreciation or reduce risk and sells them when a fair-value price target is achieved or fundamentals have diverged from the Fund’s investment goal. On behalf of the Fund, the Adviser writes options to reduce the net cost of the Fund’s purchased option positions. It covers (buys back) written options when a fair-value price target is achieved, to adjust portfolio positions when a purchased option is sold, or when fundamentals have diverged from the Fund’s investment goal. The Adviser may engage in active and frequent trading of the Fund’s portfolio options to achieve the Fund’s investment objectives. Option spread strategies expose the Fund to tracking risk to the extent that the underlying security’s price changes differently than the Fund’s portfolio securities it is expected to track; or to the extent the put or call option price changes are not highly correlated to the Fund’s portfolio securities intended to be hedged. On behalf of the Fund, the Adviser may combine various call and put strategies that may vary by amount, maturity, strike price or underlying security. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Generally, when writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The Fund’s use of derivatives that are subject to regulation by the CFTC could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and is therefore not currently subject to registration or regulation as a pool operator.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s gross assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market and to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into swap agreements, which generally include equity, interest rate, and index and currency rate swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investing in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third-party pricing services, subject to the approval of the Board of Trustees.

Debtor-in-Possession (“DIP”) Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board of Trustees has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency, (ii) market conditions resulting in material changes in securities prices, (iii) compliance with any applicable bankruptcy, insolvency or securities laws, and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues. Some of the companies in which the Fund may invest may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments to the Fund may be reclaimed, recharacterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court or until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Equity Securities. In addition to common stocks, the Fund may invest in other types of equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation;

(3)	Repurchase agreements, which involve purchases of debt securities (see section below entitled “Repurchase Agreements” for additional detail). At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws; and

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-Backed Securities. The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBS”), stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMO may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac or Fannie Mae and their income streams. CMO are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMO (known as “sequential pay” CMO), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMO until all other classes having an earlier final distribution date have been paid in full. CMO may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities. ARMBS have interest rates that reset at periodic intervals. Acquiring ARMBS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income instruments and less like adjustable-rate securities and are subject to the risks associated with fixed-income instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Dollar Rolls. The Fund may enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage the Fund’s interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the applicable loan agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. The Fund may make short sales for financing, risk management, in order to maintain portfolio flexibility or to enhance income or gain. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

Because losses on short sales arise from increases in the value of the security sold short, its potential loss is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Co-Investments. Opportunities for co-investments may arise when the Adviser or its affiliates become aware of investment opportunities that may be appropriate for the Fund and other clients of the Adviser or its affiliates.

On October 23, 2018, the SEC issued an exemptive order to an affiliate of Sierra Crest that permits the Fund to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, with other funds managed by Sierra Crest or its affiliates, and any future funds that are advised by Sierra Crest or its affiliated investment advisers. As a closed-end investment company, without such an exemptive order, the Fund would be substantially limited in its ability to co-invest in privately negotiated transactions with other clients of Sierra Crest or its affiliates.

Under the terms of the exemptive order, in order for the Fund to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees (as defined below) must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching with respect of the Fund or its shareholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objectives and strategies and certain criteria established by the Fund’s Board of Trustees.

The Fund relies, in part, on Sierra Crest to assist with identifying and executing upon investment opportunities and on the Fund’s Board of Trustees to review and approve the terms of the Fund’s participation in co-investment transactions with Sierra Crest and its affiliates. Sierra Crest and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Sierra Crest, its affiliates and their officers and employees will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and such other business activities of Sierra Crest and its affiliates in a manner that Sierra Crest deems necessary and appropriate.

Neither Sierra Crest nor individuals employed by Sierra Crest are generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of Sierra Crest, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

Repurchases and Transfers of Shares

Repurchase Offers. The Board of Trustees has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline (as defined below) or the next business day if the 14th day is not a business day. The Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer between 21 to 42 days following the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund does not currently charge a repurchase fee. However, a Class A or Class C shareholder who tenders for repurchase such shareholder’s Class A or Class C shares during the first year following such shareholder’s initial purchase of shares will be subject to a fee of 0.50% or 1.00%, respectively, of the value of the original purchase price of the shares repurchased by the Fund (an “Early Withdrawal Charge”). The Early Withdrawal Charge only applies to Class A shareholders when the original purchase price was for amounts of $1 million or more and the selling broker dealer received the re-allowance of the selling commission. The Distributor (as defined below in “The Distributor”) may waive the imposition of the Early Withdrawal Charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund is required to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Thirty (30) days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline and the Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for a shareholder to request repurchase of his, her or its shares and the right of a shareholder to withdraw or modify his, her or its repurchase request until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven (7) days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: When the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934, as amended.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended;

2.	To the extent the Fund is listed in the future, if the repurchase would cause the shares that are the subject of the repurchase offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing NAV: The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees. Currently, the Board of Trustees has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

The Fund may hold investments, such as private placements or other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued at their fair market value as determined in good faith by the Adviser, in its capacity as the Board of Trustees’ valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Adviser executes the Fund's valuation policies and acts under the Board of Trustees’ oversight. The Board of Trustees and the Adviser may enlist third party service providers, such as a fair value team comprised or one or more representatives from the Fund, the Adviser, pricing services, broker-dealers or valuation firms, on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews the execution of this process and the resultant fair value prices quarterly to assure the process produces reliable results.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of (i) assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, of assets that mature by the next Repurchase Payment Deadline, or (ii) assets borrowed by the Fund (e.g., by drawing under the Fund’s credit facility). This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its Repurchase Offer Policy and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board of Trustees shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board of Trustees deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers;

b.	the repurchase offer amount and the amount tendered in each repurchase offer; and

c.	the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in Rule 23c-3(b) under the 1940 Act.

Discretionary Repurchase Offers. Under paragraph (c) of Rule 23c-3, in addition to its quarterly repurchase of shares, the Fund may offer to repurchase its shares on a discretionary basis, provided that (i) the offer is made to all Fund shareholders, (ii) the offer is made no more frequently than every two years, and (iii) certain other conditions of Rule 23c-3 are met.

Involuntary Repurchases. The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: (i) the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; (ii) ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Board of Trustees; or (v) it would be in the interests of the Fund, as determined by the Board of the Trustees, for the Fund to repurchase the shares.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board of Trustees, which consent may be withheld for any reason in the Board of Trustee’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board of Trustees, which may be withheld in its sole and absolute discretion. The Board of Trustees may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

Tenders by Adviser. The Adviser may tender for repurchase shares that it holds in its capacity as a shareholder in connection with any repurchase offer made by the Fund.

MANAGEMENT OF THE FUND

The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board of Trustees in accordance with the Agreement and Declaration of Trust and the Fund’s By-Laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s distributor (“Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Fund, the Board of Trustees shall elect officers including a President, a Chief Executive Officer, a Chief Compliance Officer, a Treasurer, a Secretary and such other officers, including Vice Presidents, if any, as the Trustees from time to time may in their discretion elect. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Edward Goldthorpe, who has served as the Chairman of the Board of Trustees since November 2, 2020 and is also an interested Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees meet in executive session, at least quarterly. Under the Fund’s Governing Documents, the Chairman of the Board is responsible for (a) presiding at meetings of the Board of Trustees, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for meetings of the Board of Trustees and (ii) providing information to Trustees in advance of each meeting of the Board of Trustees and between meetings of the Board of Trustees. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of three Independent Trustees and one interested Trustee, with a standing independent Audit Committee with a separate chair. The Board of Trustees is responsible for overseeing risk management, and the full Board of Trustees regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board of Trustees believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of his individual overall merits including:(i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

●	Mr. Edward Goldthorpe has significant experience in the investment management and financial services industry. Mr. Goldthorpe is currently a Partner at BC Partners, having launched the BC Partners Credit platform in February 2017, and also serves as the CEO and Chairman of Mount Logan Capital Inc. Mr. Goldthorpe was previously President at Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its US Opportunistic Platform and also oversaw the Private Origination business. He was also a member of the Senior Management Committee. Prior to Apollo, he worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe currently serves on the boards of directors for Crescent Point Energy, Her Justice, and Capitalize for Kids. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

●	Mr. Alexander Duka has a broad business background across multiple industries and significant leadership experience. Mr. Duka is currently a Senior Advisor for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA. He joined Acceleration Bay LLC in September 2017 and served as an executive vice president of corporate development until December 2019. Mr. Duka previously spent 20 years at Citigroup and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citi’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including business development companies (“BDCs”), real estate investment trusts, closed-end funds, and European listed vehicles. Prior to Citi, Mr. Duka worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management. Mr. Duka currently serves as a member of the board of directors of BC Partners Lending Corporation and Portman Ridge Finance Corp., and Logan Ridge Finance Corporation, three BDCs affiliated with BC Partners.

●	Mr. Robert Warshauer has served as Chief Executive Officer of BLST Holdings, LLC, the parent of Bluestem Brands, a billion-dollar consumer finance online and catalog retailer since 2020. Prior to his current role, Mr. Warshauer was Managing Director and Co-Head of Restructuring in Imperial Capital’s New York Investment Banking Group. He has over 25 years of experience in financings, mergers and acquisitions, and restructurings, which has provided him with an extensive business background across several industries. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the Board of Directors of a publicly traded technology company. He is a former member of the board of directors of the American Bankruptcy Institute and currently serves on several corporate and charitable boards of directors, including the board of directors of BC Partners Lending Corporation and Portman Ridge Finance Corp., and Logan Ridge Finance Corporation, two three BDCs affiliated with BC Partners.

●	Mr. George Grunebaum has broad financial services experience and significant investment management expertise, including experience serving as a fund director. He currently serves as President and CEO of Ashmore Funds, and he serves as an independent director for BC Partners Lending Corporation, Portman Ridge Finance Corp., and Logan Ridge Finance Corporation, three BDCs affiliated with BC Partners. Since 2000, Mr. Grunebaum has served as the Director and President of the Gordonstound American Foundation, a non-profit entity focused on education.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupations over the previous five years.

Independent Trustees

Name, Address and Year of Birth*	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since October 2020	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present.	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Bondhouse Investment Trust, 2019 to 2021

Logan Ridge Finance Corporation, 2021 to present

Opportunistic Credit Interval Fund, 2022 to present

Robert Warshauer 1958	Trustee since October 2020	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020 - present. Former Managing Director and Head of Investment Banking - NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020 - 2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Opportunistic Credit Interval Fund, 2022 to present
George Grunebaum 1963	Trustee since October 2020	President, Ashmore Funds (an asset management firm), 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Opportunistic Credit Interval Fund, 2022 to present

Name, Address and Year of Birth*	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Interested Trustees and Officers
Edward Goldthorpe 1976	Chief Executive Officer (Principal Executive Officer), President, Trustee and Chairman of the Board since October 2020	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present.	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Logan Ridge Finance Corporation, 2021 to present

Mount Logan Capital Inc. 2019 to present

Opportunistic Credit Interval Fund, 2021 to present

Brandon Satoren 1988	Chief Financial Officer, (Principal Financial Officer) since 2024, Treasurer and Secretary since 2021	Controller, BC Partners (an asset management firm), May 2021 to present; Vice President and Controller, PennantPark LLC (an asset management firm), May 2019 to May 2021; Vice President, AQR Capital Management, LLC (an asset management firm), June 2018 to May 2019.	N/A	N/A
David Held 1970	Chief Compliance Officer and AML Officer since 2021	Chief Compliance Officer, BC Partners (an asset management firm), June 2021 to present; Chief Compliance Officer of Mount Logan Management (an asset management firm), June 2021 to present; Chief Compliance Officer, Lyxor Asset Management Inc. (an asset management firm), December 1994 to May 2021.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Alternative Credit Income Fund, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
**	The term of office for each Trustee and officer listed above will continue indefinitely.

Board Committees

Audit Committee

The Board of Trustees has an Audit Committee that consists of three Trustees, each of whom is not an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board of Trustees the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board of Trustees take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Due to the size of the Board of Trustees, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Shareholders interested in nominating potential trustees should submit their nominations to Brandon Satoren, Secretary, Alternative Credit Income Fund, 650 Madison Avenue, 23rd Floor, New York, NY 10022. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2023, the Audit Committee met three times.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2023:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Alexander Duka	None	None
Robert Warshauer	None	None
George Grunebaum	None	None
Edward Goldthorpe	Over $100,000	Over $100,000

Compensation

Each Trustee who is not affiliated with the Fund or the Adviser will receive an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board of Trustees, $500 for each telephonic meeting of the Board of Trustees, and reimbursement for any reasonable expenses incurred attending such meetings. Each Trustee who is affiliated with the Fund or the Adviser receives reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees received from the Fund during the fiscal year ended September 30, 2023. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Alexander Duka	$12,500	$0	$0	$12,500
Robert Warshauer	$12,500	$0	$0	$12,500
George Grunebaum	$12,500	$0	$0	$12,500
Edward Goldthorpe	$0	$0	$0	$0

CODES OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (each, an “Access Person”). The Codes of Ethics apply to the Fund and permit an Access Person, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, an Access Person may engage in personal securities transactions, but is required to report his or her personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain prior written approval before investing in initial public offerings or private placements. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustees’ continuing oversight. The Proxy Voting Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Adviser is required to present to the Board of Trustees, at least annually, the Adviser’s Proxy Voting Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (Distributor) or any affiliated person of the principal underwriter (Distributor), or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by either (i) voting in accordance with the Proxy Voting Policy guidelines (which may include utilizing an independent third party to vote such proxies) or (ii) disclosing the conflict to affected clients to give them the opportunity to vote the proxies in question themselves. A copy of the Adviser’s parent company’s proxy voting policies, which apply to the Adviser and its personnel, is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-833-404-4103; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s Proxy Policy is also available by calling toll-free at 1-833-404-4103 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a class of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of January 2, 2024, National Financial Services, LLC and Charles Schwab & Company, Inc. owned of record or beneficially 25% or more of the outstanding shares of the Fund.

Set forth below are the names, addresses and percentages of ownership of each entity or person that was a principal shareholder of the Fund as of January 2, 2024:

Class A Shares
Name & Address	Percentage of Class
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	30.33%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	23.26%
CHARLES SCHWAB & COMPANY INC 211 MAIN STREET SAN FRANSISCO CA 94105-1901	8.53%

Class C Shares
Name & Address	Percentage of Class
EQUITY TRUST COMPANY CUSTODIAN PO BOX 451249 CLEVELAND OH 44145-0632	33.61%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.74%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	19.79%
COR CLEARING LLC 1200 LANDMARK CTR STE 800 OMAHA NE 68102-1916	7.98%

Class I Shares
Name & Address	Percentage of Class
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44.22%
CHARLES SCHWAB & COMPANY INC 211 MAIN STREET SAN FRANSISCO, CA 94105-1901	27.54%
PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	17.36%

Class L Shares
Name & Address	Percentage of Class
PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	27.97%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.33%
JEFFREY G WEBSTER (IN THE CARE OF CETERA ADVISOR NETWORKS LLC) 2301 ROSECRANS AVE #5100 EL SEGUNDO, CA 90245 UNITED STATES	5.03%

Class W Shares
Name & Address	Percentage of Class
CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	67.22%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.57%

As of December 31, 2023, the Trustees and officers beneficially owned less than one percent of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Adviser, located at 650 Madison Avenue, 23rd Floor, New York, NY 10022, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was formed on December 4, 2018 and is an affiliate of BC Partners Advisors L.P. (“BC Partners”). As of September 30, 2023, the Adviser had discretionary assets under management of approximately $1 billion. The Adviser is majority owned by BCPSC Holdings LLC, which is controlled by BC Partners. BC Partners is an international investment firm focused on private equity, credit and real estate investments in Europe and North America. BC Partners was founded in 1986 and has offices in London, New York, Paris, and Hamburg.

Under the general supervision of the Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser will compensate all Adviser personnel who provide services to the Fund.

Pursuant to the Management Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated daily and payable monthly in arrears at the annual rate of 1.85% of the Fund’s average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2025, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund (excluding incentive fees, interest on borrowings, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 2.59%, 3.34%, 2.59%, 2.34%, and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees upon 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the Expense Limitation in place at the time of the waiver or the current Expense Limitation and the repayment is approved by the Board of Trustees.

During the fiscal year ended September 30, 2021, the Adviser earned $4,783,770 in advisory fees. In the same year, the Adviser waived fees and reimbursed Fund expenses of $481,444.

During the fiscal year ended September 30, 2022, the Adviser earned $4,774,412 in advisory fees. In the same year, the Adviser waived fees and reimbursed Fund expenses of $34,628.

During the fiscal year ended September 30, 2023, the Adviser earned $4,871,746 in advisory fees. In the same year, the Adviser waived fees and reimbursed Fund expenses of $360,993 and recouped $59,466.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, CO, 80203, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions.

PORTFOLIO MANAGERS

As described in the Prospectus, Michael Terwilliger serves as the lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School of Business. He is also a CFA charter holder.

As of September 30, 2023, Mr. Terwilliger owned between $100,001-$500,000 in Fund shares and did not manage any other accounts in addition to the Fund.

Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since December 2020. Mr. Goldthorpe is currently a Partner at BC Partners, having launched the BC Partners Credit platform in February 2017, and also serves as the CEO and Chairman of Mount Logan Capital Inc. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2023, Mr. Goldthorpe owned between $100,001 and $500,000 in Fund shares.

As of September 30, 2023, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$0.9 billion	8	$4.3 billion	3	$1.3 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$0.9 billion	7	$4.0 billion	1	<$0.1 billion

Portfolio Manager Compensation

As compensation, Mr. Terwilliger receives from the Adviser a fixed base salary. Mr. Terwilliger is also entitled to receive a discretionary bonus which may be based upon, among other things, individual performance and the performance of the Fund and the Adviser.

Mr. Goldthorpe, a Partner of BC Partners, is compensated based on the success of various fund and business platforms. As part of this compensation, he receives a carried interest from the firm’s activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. As a Partner of BC Partners, Mr. Goldthorpe’s compensation would increase if the Fund’s performance (and net asset value) increased due to his indirect interest in the Adviser, but such compensation is not tied to any specific metric.

Conflicts of Interest

Set out below are practices that the Adviser may follow.

When the Mr. Terwilliger and Mr. Goldthorpe (collectively, the “Portfolio Managers”) have responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, Portfolio Managers, who on behalf of the Adviser, provides investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating his or her time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund as in his or her judgment is necessary and appropriate.

The Adviser (and its affiliates) and the Portfolio Managers (and the portfolio managers for clients managed by affiliates of the Adviser) attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts (including client accounts managed by affiliates of the Adviser). The Adviser (and its affiliates) and the Portfolio Managers (and the portfolio managers for clients managed by affiliates of the Adviser) have adopted allocation policies and procedures intended to treat all client accounts (including client accounts managed by affiliates of the Adviser) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account (including client accounts managed by affiliates of the Adviser) and require that the Adviser and its affiliates allocate investment opportunities among such accounts in a fair and equitable manner (i.e., on a pro rata basis, on an alternating basis, etc.). To the extent that the Portfolio Managers seeks to purchase or sell the same security for multiple client accounts, the Portfolio Managers may aggregate, or bunch, these orders where he deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers who are employees of an affiliate of the Adviser. The Adviser is authorized by the Board of Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser (as applicable) will take into consideration the following qualitative factors including but not limited to:

●	The ability to effect prompt and reliable executions at favorable prices (including the applicable dealer spread or commission, if any);
●	The operational efficiency with which transactions are effected and the efficiency of error resolution, taking into account the size of order and difficulty of execution;
●	The financial strength, integrity and stability of the broker;
●	Special execution capabilities;
●	Clearance;
●	Settlement;
●	Reputation;
●	On-line pricing;
●	Block trading and block positioning capabilities;
●	Willingness to execute related or unrelated difficult transactions in the future;
●	Order of call;
●	On-line access to computerized data regarding Clients’ accounts;
●	Custodial (and other) services provided by such brokers and/or dealers that may potentially enhance an Adviser’s general portfolio management capabilities;
●	Performance measurement data;
●	Financing terms;
●	The quality, comprehensiveness and frequency of available research and related services considered to be of value;
●	Provision of the opportunity to participate in capital introduction events sponsored by the broker-dealer; and

●	Commission-sharing agreements that are in effect at the time of the transaction.

The Adviser will also take into consideration the following quantitative factors including but not limited to:

●	Price;
●	Cost of transaction;
●	Speed of execution;
●	Likelihood of execution and/or settlement;
●	Size and complexity of the order;
●	Characteristics and nature of the orders; and
●	Applicable credit rating of the investment.

The Adviser is not required to weigh any of these factors equally.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the Portfolio Manager and his designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as a result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. During the years ended September 30, 2021, 2022 and 2023, respectively, the Fund paid $50,647, $10,813 and $27,207 in brokerage commissions.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

During the fiscal years ended September 30, 2021, 2022 and 2023, the Fund did not execute portfolio transactions through a broker that is an affiliated person of the Fund or a Fund affiliate, or that has an affiliate which is affiliated with the Fund, the Adviser, or the Distributor. If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act, which places limitations on the securities transactions effected through affiliates. The Board of Trustees reviews the Fund’s policy with respect to brokerage from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. As of September 30, 2023, the Fund has $5,462,773 in net capital loss carry forwards.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income (the “Income Test”) from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

Some of the income and fees that the Fund will recognize may not satisfy the Income Test. In order to ensure that such income and fees do not disqualify the Fund as a regulated investment company for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his, her or its Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The repurchase of the Fund’s shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply to tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his, her or its shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may instead constitute a distribution subject to evaluation as a deemed dividend. Alternatively, a shareholder who tenders all of his, her or its shares (including shares deemed owned by such shareholder through application of the constructive ownership rules) will be treated as having sold the shares and generally will realize a capital gain or loss.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. To the extent that a shareholder purchases additional shares at a discount to fair market value, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his, her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect tax identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund is required to report to each shareholder and to the IRS cost basis information for covered shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares and whether the gain or loss is long-term or short-term. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Options, Futures, Forward Contracts and Swap Agreements

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies, if any, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Private Investment Funds

Certain private investment funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. For purposes of the Income Test, income that the Fund realizes from equity interests in entities that are so classified will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. Additionally, private investment funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Fund to monitor the source of its income, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of private investment funds in which the Fund may invest.

Investment in CLOs

Some of the collateralized loan obligations (“CLOs”) in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in CLOs that are PFICs may cause the Fund to be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year (i.e., phantom interest), and the Fund must distribute such income to satisfy the distribution requirements applicable to regulated investment companies.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its taxable income regardless of whether the Fund receives any actual distributions from such CFC. The Fund must distribute such income to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the dispositions of CFC stock during that year (i.e., phantom income).

Investments in other Regulated Investment Companies

The Fund may invest in business development companies, ETFs, mutual funds and other entities, including affiliates of the Fund and the Adviser, that seek to qualify as regulated investment companies under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, each of such entities must meet certain source-of-income, asset diversification and annual distribution requirements. If such an entity fails to qualify as a regulated investment company, such entity would generally be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure could substantially reduce the entity’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

Phantom Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes and, as described above, the Fund may invest in CLOs that are treated as PFICs or CFCs. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to regulated investment companies and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. It is not generally expected that the Fund will be eligible to make this election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his, her or its pro rata share of foreign taxes in computing his, her or its taxable income or to use it as a foreign tax credit against his, her or its U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his, her or its shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his, her or its total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his, her or its proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

In general, dividends (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable IRS Form W-8 (or substitute form) certifying its entitlement to benefits under a treaty.

An investment in shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Advertising

The Fund, or any underwriter for the Fund, must comply with the provisions of Section 24(b) of the 1940 Act and the rules thereunder (as if the Fund were an open-end company) and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Administrator

ALPS Fund Services Inc. (“ALPS”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between ALPS and the Fund. For its services as administrator and accounting agent, the Fund pays ALPS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

During the fiscal years ended September 30, 2021, September 30, 2022 and September 30, 2023, the Fund accrued $338,442, $311,034 and $349,298 respectively, in administration and fund accounting fees to ALPS.

Transfer Agent

SS&C GIDS, Inc., located at 333 W. 11th Street, Kansas City, MO 64105, serves as Transfer Agent pursuant to a transfer agency agreement between SS&C GIDS, Inc. and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, acts as legal counsel to the Fund.

Custodian

U.S. Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, except with respect to certain assets custodied directly by the Fund. The Custodian may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 425 Walnut Street, Cincinnati, Ohio 45202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. Deloitte & Touche LLP is located at 30 Rockefeller Plaza, 41st Floor, New York, NY 10112.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm’s report thereon contained in the Fund’s annual report dated September 30, 2023, are incorporated by reference in this Statement of Additional Information. The Fund’s annual report and semi-annual report are available upon request, without charge, by calling the Fund toll-free at 1-833-404-4103.

APPENDIX A

Voting Policy and Procedures

Summary

- As a registered investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”) is required to adopt a policy setting forth the principles and procedures by which Sierra Crest votes or gives consent with respect to the securities owned by the Funds.

- A “vote” for purposes of this policy means any proxy or shareholder consent, including a vote or consent of a private company that does not involve a proxy.

- The guiding principle by which Sierra Crest votes is to vote in the best interest of the relevant Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account certain factors as set forth below.

- Sierra Crest may abstain on any particular vote if a determination is made that withholding is advisable and in the best interests of the relevant Fund.

- All staff should refer any votes where there is a conflict of interest to the CCO.

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which Sierra Crest votes or gives consents with respect to the securities owned by the funds advised by Sierra Crest (collectively, the “Funds”) for which Sierra Crest exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy. These policies and procedures have been designed to help ensure that Votes are voted in the best interests of the Funds in accordance with Sierra Crest’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Policy

Sierra Crest and its affiliates engage in a broad range of activities, including investment activities for the account of other investment funds or accounts and providing investment advisory and other services to funds and operating companies. In the ordinary course of conducting Sierra Crest’s activities, the interests of a Fund may conflict with the interests of Sierra Crest, other Funds and/or Sierra Crest’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Sierra Crest votes all Votes is to vote in the best interests of each Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account the relevant Fund’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Sierra Crest does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Sierra Crest to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, Sierra Crest reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Sierra Crest’s Chief Compliance Officer (“CCO”) or the relevant Sierra Crest investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Funds or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Funds. In connection with the voting of Votes, Sierra Crest’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Funds and their economic interests.

Procedures

Conflicts of Interest

Compliance has the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Sierra Crest investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Funds. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO. If any investment professional is pressured or lobbied either from within or outside of Sierra Crest with respect to any particular Voting decision, he or she should contact the CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Funds.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In the event that the CCO retains independent fiduciaries, consultants or professionals to assist with Voting decisions and/or delegates such voting or consent power to such fiduciaries, consultants or professionals, the CCO will follow the procedures below regarding third party accountability to the Funds:

●	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●	Adopt ongoing oversight policies of the third party to ensure the third party continues to vote proxies in the best interest of the Funds;

●	Determine that the third party has the capacity and competency to adequately analyze proxy issues by providing materially accurate information.

Voting

All Sierra Crest personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to the CCO.

All Voting decisions initially are referred to the appropriate investment professional for a voting decision. In most cases, the relevant deal team member will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her.

Recordkeeping

Sierra Crest’s Recordkeeping Policies and Procedures apply to Votes. Sierra Crest personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.